united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23798

Flat Rock Enhanced Income Fund
(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Krisztina Nadasdy, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – June 30, 2025

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2025

Flat Rock Enhanced Income Fund

FLAT ROCK GLOBAL

Where Investors Come First

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2025 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Enhanced Income Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of June 30, 2025

	6 Month	1 Year	Since Inception(1)
Flat Rock Enhanced Income Fund(2)	5.26%	11.18%	13.48%
Bloomberg US Corporate High Yield Bond Index(3)	4.57%	10.28%	10.31%
S&P BDC Total Return Index(4)	0.48%	5.99%	17.04%

(1)    The Fund’s inception date was on January 3, 2023.

(2)    Performance returns are net of management fees and other Fund expenses.

(3)    The Bloomberg US Corporate High Yield Bond Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds.

(4)    The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased by the Fund, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the junior debt tranches of CLOs are exposed to leveraged credit risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

Semi-Annual Report | June 30, 2025	1

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2025 (Unaudited)

ASSET ALLOCATION as of June 30, 2025*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2025

% of Net Assets
Monroe Capital MML CLO Ltd., Series 2024-1A	5.18%
Great Lakes CLO Ltd., Series 2015-1A	4.60%
Maranon Loan Funding Ltd, Series 2021-3A	3.63%
Lake Shore MM CLO V LLC, Series 2022-1A	3.50%
Maranon Loan Funding LLC, Series 2022-1A	3.42%
Lake Shore MM CLO II Ltd., Series 2019-2A	3.32%
Brightwood Capital MM CLO Ltd., Series 2019-1A	3.32%
Maranon Loan Funding Ltd., Series 2023-1A	3.28%
Churchill Middle Market CLO Ltd., Series 2019-1A	2.95%
HPS Private Credit CLO LLC, Series 2024-2A	2.95%

*      Holdings are subject to change and exclude cash equivalents.

2	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2025 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on January 3, 2023 (commencement of operations) and tracking its progress through June 30, 2025.

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
1/3/23
1/31/23
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
Flat Rock Enhanced Income Fund – $13,698
S&P BDC Total Return Index – $14,798
Bloomberg US Corporate High Yield Bond Index – $12,769

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay upon the Fund’s repurchase of the shareholder’s shares.

Semi-Annual Report | June 30, 2025	3

Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2025 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 97.78%
ABPCI Direct Lending Fund ABS II LLC, Series 2022-2A, Class C, 8.24%, 3/1/2032	$4,805,739	$4,667,478
ABPCI Direct Lending Fund ABS III LLC, Series 2023-1A, Class ER, 12.32%, 8/1/2035 (3M US SOFR + 800 bps)(c)	8,750,000	8,750,000
ABPCI Direct Lending Fund ABS IV LP, Series 2024-1A, Class C, 12.11%, 5/1/2034 (3M US SOFR + 783 bps)(c)	11,000,000	11,000,008
ABPCI Direct Lending Fund CLO Ltd., Series 2019-5A, Class D, 12.40%, 1/20/2036 (3M US SOFR + 813 bps)(c)	14,000,000	14,187,372
ABPCI Direct Lending Fund CLO Ltd., Series 2023-16A, Class E, 12.89%, 2/1/2036 (3M US SOFR + 861 bps)(c)	12,000,000	12,172,276
Barings Middle Market CLO Ltd., Series 2023-IIA, Class E, 14.70%, 1/20/2032 (3M US SOFR + 1043 bps)(c)	8,500,000	8,500,000
Barings Middle Market CLO Ltd., Series 2023-IA, Class D, 12.89%, 1/20/2036 (3M US SOFR + 862 bps)(c)	11,500,000	11,657,300
BCC Middle Market CLO LLC, Series 2023-1A, Class E, 14.11%, 7/20/2035 (3M US SOFR + 984 bps)(c)	3,750,000	3,787,607
BCC Middle Market CLO LLC, Series 2018-1A, Class DR, 12.59%, 4/20/2036 (3M US SOFR + 832 bps)(c)	10,000,000	10,128,134
BlackRock Maroon Bells CLO XI LLC, Series 2022-1A, Class ER, 12.03%, 1/15/2038 (3M US SOFR + 777 bps)(c)	14,500,000	14,664,239
Blackrock Mt. Hood CLO X LLC, Series 2023-1I, Class E, 14.31%, 4/20/2035 (3M US SOFR + 1004 bps)(c)	654,052	664,162
Blackrock Mt. Hood CLO X LLC, Series 2023-1A, Class E, 14.31%, 4/20/2035 (3M US SOFR + 1004 bps)(c)	14,413,362	14,636,155
Blackrock Rainier CLO VI Ltd., Series 2021-6A, Class ER, 12.52%, 4/20/2037 (3M US SOFR + 825 bps)(c)	7,000,000	7,000,000
Brightwood Capital MM CLO Ltd., Series 2020-1, Class ER, 12.98%, 1/15/2031 (3M US SOFR + 872 bps)(c)	13,000,000	13,113,135
Brightwood Capital MM CLO Ltd., Series 2019-1A, Class ER, 12.53%, 10/15/2034 (3M US SOFR + 827 bps)(c)	18,000,000	18,230,630
Brightwood Capital MM CLO Ltd., Series 2024-2A, Class E, 12.81%, 4/15/2036 (3M US SOFR + 855 bps)(c)	5,000,000	5,092,588
Churchill Middle Market CLO Ltd., Series 2019-1A, Class ER, 12.42%, 4/23/2036 (3M US SOFR + 814 bps)(c)	16,000,000	16,215,176
CIFC-LBC Middle Market CLO LLC, Series 2023-1A, Class E, 13.57%, 10/20/2035 (3M US SOFR + 930 bps)(c)	3,750,000	3,801,651
Fortress Credit Opportunities XIX CLO LLC, Series 2022-19A, Class ER, 12.26%, 10/15/2036 (3M US SOFR + 800 bps)(c)	14,000,000	14,239,404
Fortress Credit Opportunities XXI CLO LLC, Series 2023-21A, Class ER, 11.52%, 1/21/2037 (3M US SOFR + 725 bps)(c)	14,000,000	13,657,000
See Notes to Financial Statements.
4	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2025 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 97.78%
Great Lakes CLO Ltd., Series 2015-1A, Class ER, 11.88%, 1/16/2030 (3M US SOFR + 736 bps)(c)	$25,270,000	$25,269,999
Great Lakes CLO Ltd., Series 2021-5A, Class E, 12.02%, 4/15/2033 (3M US SOFR + 776 bps)(c)	9,950,000	9,950,000
Great Lakes CLO Ltd., Series 2019-1A, Class ERR, 11.81%, 4/15/2037 (3M US SOFR + 750 bps)(c)	8,500,000	8,284,100
Great Lakes CLO VI LLC, Series 2021-6A, Class ER, 12.10%, 7/15/2037 (3M US SOFR + 782 bps)(c)	10,047,500	10,167,221
Great Lakes KCAP F3C Senior LLC, Series 2017-1A, Class E, 12.08%, 12/20/2029 (3M US SOFR + 750 bps)(c)	13,500,000	13,551,300
Guggenheim Corp. Funding, Series 2023-6A, Class E, 13.39%, 1/25/2036 (3M US SOFR + 911 bps)(c)	7,500,000	7,617,826
HPS Private Credit CLO LLC, Series 2023-1A, Class E, 14.11%, 7/15/2035 (3M US SOFR + 985 bps)(c)	11,000,000	11,128,701
HPS Private Credit CLO LLC, Series 2024-2A, Class E, 12.45%, 5/15/2036 (3M US SOFR + 812 bps)(c)	16,000,000	16,199,597
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2024-1A, Class E, 12.53%, 7/25/2036 (3M US SOFR + 825 bps)(c)	1,200,000	1,216,305
Lake Shore MM CLO II Ltd., Series 2019-2A, Class ERR, 12.93%, 10/17/2031 (3M US SOFR + 865 bps)(c)	18,000,000	18,246,456
Lake Shore MM CLO IV Ltd., Series 2021-1A, Class ER, 12.82%, 1/15/2037 (3M US SOFR + 856 bps)(c)	5,488,000	5,563,604
Lake Shore MM CLO V LLC, Series 2022-1A, Class CR, 12.57%, 1/15/2037 (3M US SOFR + 831 bps)(c)	18,800,000	19,204,537
Maranon Loan Funding LLC, Series 2022-1A, Class ER, 11.01%, 4/15/2037 (3M US SOFR + 675 bps)(c)	19,800,000	18,780,300
Maranon Loan Funding Ltd., Series 2021-3A, Class ER, 12.08%, 10/15/2036 (3M US SOFR + 782 bps)(c)	19,700,000	19,946,338
Maranon Loan Funding Ltd., Series 2023-1A, Class ER, 0.00%, 7/15/2037 (3M US SOFR + 775 bps)(c)(d)	18,000,000	18,000,000
MCF CLO IV, LLC, Series 2014-1A, Class ERR, 13.18%, 10/20/2033 (3M US SOFR + 865 bps)(c)	2,000,000	2,028,227
MCF CLO LLC, Series 2019-1A, Class ER, 12.34%, 4/17/2036 (3M US SOFR + 891 bps)(c)	5,000,000	5,082,700
MCF CLO VIII Ltd., Series 2018-1A, Class ER, 12.27%, 4/18/2036 (3M US SOFR + 800 bps)(c)	2,000,000	2,030,042
Monroe Capital MML CLO Ltd., Series 2019-2A, Class E, 13.23%, 10/22/2031 (3M US SOFR + 896 bps)(c)	7,000,000	7,103,809
Monroe Capital MML CLO Ltd., Series 2021-1A, Class E, 13.12%, 5/20/2033 (3M US SOFR + 880 bps)(c)	6,540,000	6,632,147
Monroe Capital MML CLO Ltd., Series 2019-1X, Class ER, 12.95%, 11/22/2033 (3M US SOFR + 862 bps)(c)	2,000,000	2,026,688
See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	5

Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2025 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 97.78%
Monroe Capital MML CLO Ltd., Series 2023-1A, Class E, 13.37%, 9/23/2035 (3M US SOFR + 909 bps)(c)	$3,000,000	$3,052,747
Monroe Capital MML CLO Ltd., Series 2024-1A, Class E, 12.07%, 7/23/2036 (3M US SOFR + 779 bps)(c)	28,000,000	28,440,736
Monroe Capital MML CLO VIII Ltd., Series 2019-1A, Class ER, 12.95%, 11/22/2033 (3M US SOFR + 862 bps)(c)	4,200,000	4,256,044
Monroe Capital MML CLO X Ltd., Series 2020-1A, Class ER2, 12.06%, 8/20/2037 (3M US SOFR + 775 bps)(c)	16,000,000	16,000,000
Monroe Capital MML CLO XVII Ltd., Series 2024-2A, Class E, 12.35%, 1/15/2037 (3M US SOFR + 790 bps)(c)	14,000,000	14,245,321
Mount Logan Funding LP, Series 2018-1A, Class ER, 12.99%, 1/22/2033 (3M US SOFR + 872 bps)(c)	2,000,000	2,030,314
PennantPark CLO V Ltd., Series 2022-5A, Class ER, 12.21%, 10/15/2033 (3M US SOFR + 795 bps)(c)	6,000,000	6,085,038
TCP Whitney CLO Ltd., Series 2017-1A, Class ER, 12.74%, 8/22/2033 (3M US SOFR + 842 bps)(c)	5,000,000	5,067,097
VCP RRL ABS II Ltd., Series 2022-1A, Class CR, 11.53%, 7/20/2035 (3M US SOFR + 725 bps)(c)	11,750,000	11,585,500
VCP RRL ABS IV LLC, Series 2025-1A, Class C, 11.73%, 4/20/2035 (3M US SOFR + 740 bps)(c)	11,750,000	11,716,307
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $529,016,570)		536,673,316

FEEDER FUND INVESTMENT - DEBT(a)(b)(c)(e) - 5.54%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Class D, 12.29%, 6/18/2036 (3M US SOFR + 800 bps)	10,720,000	10,612,800
Guggenheim Invest Private Debt Fund IV Feeder LLC, Series 2025-1A, Class C, 11.55%, 4/10/2038 (3M US SOFR + 750 bps)	8,000,000	8,000,000
Guggenheim Invest Private Debt Fund IV Feeder LLC, Series 2025-1A, Class D, 12.69%, 4/10/2038 (3M US SOFR + 864 bps)	12,000,000	11,820,000
TOTAL FEEDER FUND INVESTMENT - DEBT (Cost $30,438,353)		30,432,800

FEEDER FUND INVESTMENT - EQUITY(a)(b)(f) - 0.47%
Bain Capital Global Direct Lending Fund U II RN LP, Subordinated Notes - Series 2025-1A, 16.50%, 6/18/2036	2,793,155	2,583,668
TOTAL FEEDER FUND INVESTMENT - EQUITY (Cost $2,583,669)		2,583,668

See Notes to Financial Statements.
6	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2025 (Unaudited)
	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.00%
MONEY MARKET FUNDS - 0.00%
First American Government Obligations Fund, Class X, 4.25%(g)	686	$686
TOTAL SHORT-TERM INVESTMENTS (Cost $686)		686
TOTAL INVESTMENTS - 103.79% (Cost $562,039,278)		569,690,470
Liabilities in Excess of Other Assets - (3.79)%		(20,816,481)
NET ASSETS - 100.00%		$548,873,989

(a)   The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)   Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted” securities. As of June 30, 2025, the total fair value of these securities amounts to $569,689,784, which represents 103.79% of net assets.

(c)    Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)   Purchase of this security was settled after June 30, 2025.

(e)    Debt tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investments — Debt”) are entitled to contractual interest payments derived from the cash flows generated by the underlying loan fund. As of June 30, 2025, the total fair value of Feeder Fund Investments — Debt was $30,432,800, representing 5.54% of net assets.

(f)    Equity tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investment — Equity”) are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by the underlying loan fund less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projections of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. Effective yields are generally updated once a quarter or in connection with events such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. As of June 30, 2025, the total fair value of Feeder Fund Investments — Equity was $2,583,668 representing 0.47% of net assets.

(g)   Rate disclosed is the seven day effective yield as of June 30, 2025.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US SOFR - 3 Month SOFR as of June 30, 2025 was 4.34%.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	7

Flat Rock Enhanced Income Fund	Statement of Assets and Liabilities
June 30, 2025 (Unaudited)
Assets
Investments in securities at fair value (cost $562,039,278)	$ 569,690,470
Dividends and interest receivable	13,386,903
Receivable for investments sold	1,000,000
Receivable for fund shares sold	254,705
Cash and cash equivalents	66,487
Prepaid expenses	57,486
Total Assets	584,456,051
Liabilities
Payable for investments purchased	$ 18,000,000
Mandatorily redeemable preferred stock (net of deferred financing costs of $54,012)(a) (see Note 10)	9,945,988
Line of credit (see Note 9)	4,345,000
Incentive fee payable	2,243,677
Management fee payable	613,274
Payable for excise tax	141,943
Payable for fund accounting and administration fees	43,394
Payable for audit and tax services	42,967
Payable to trustees	36,922
Dividends payable on redeemable preferred stock	35,080
Accrued interest expense	2,170
Other accrued expenses	131,647
Total Liabilities	35,582,062
Net Assets	$ 548,873,989
Commitments and Contingencies (see Note 12)
Net Assets consist of:
Paid-in capital	538,930,440
Accumulated earnings	9,943,549
Net Assets	$ 548,873,989
Fund Shares:
Net Assets	$ 548,873,989
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	25,234,156
Net asset value and offering price per share	$ 21.75

(a)        $10,000 liquidation value per share. 1,000 shares authorized, issued and outstanding.

See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Statement of Operations
For the six months ended June 30, 2025 (Unaudited)
Investment Income
Interest income	$ 32,299,136
Dividend income	332,102
Total investment income	32,631,238
Expenses
Incentive fees	4,159,827
Management fees	3,450,579
Dividends on redeemable preferred stock	402,631
Transfer agent fees and expenses	366,528
Accounting and administration fees	164,614
Audit and tax preparation services fees	91,399
Amortization of deferred financing cost	75,160
Excise tax expense	71,213
Legal expenses	46,197
Printing expenses	40,696
Trustee expenses	36,921
Registration expenses	36,063
Line of credit interest expense	27,457
Custodian expenses	24,135
Pricing expenses	16,565
Compliance expenses	11,901
Miscellaneous expenses	106,113
Total expenses	9,127,999
Fees waived by Adviser (see Note 4)	(19,846)
Net operating expenses	9,108,153
Net investment income	23,523,085
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	394,040
Change in unrealized appreciation on:
Investments	1,796,798
Net realized and change in unrealized appreciation (depreciation) on investments	2,190,838
Net increase in net assets resulting from operations	$ 25,713,923
See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	9

Flat Rock Enhanced Income Fund	Statements of Changes in Net Assets

	Flat Rock Enhanced Income Fund
	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$ 23,523,085	$ 32,635,560
Net realized gain on investments	394,040	30,899
Net change in unrealized appreciation of investments	1,796,798	3,361,798
Net increase in net assets resulting from operations	25,713,923	36,028,257
Distributions to Shareholders from Earnings	(24,047,695)	(33,517,221)
Total distributions	(24,047,695)	(33,517,221)
Capital Transactions
Proceeds from shares sold	135,388,908	260,775,288
Reinvestment of distributions	4,265,611	5,656,419
Amount paid for shares redeemed	(18,880,685)	(19,397,265)
Net increase in net assets resulting from capital transactions	120,773,834	247,034,442
Total Increase in Net Assets	122,440,062	249,545,478
Net Assets
Beginning of period	426,433,927	176,888,449
End of period	$ 548,873,989	$ 426,433,927
Share Transactions
Shares sold	6,249,585	12,029,021
Shares issued in reinvestment of distributions	197,334	262,193
Shares redeemed	(875,451)	(895,896)
Total Shares Transactions	5,571,468	11,395,318
See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Statement of Cash Flows
For the six months ended June 30, 2025 (Unaudited)
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$25,713,923
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(168,899,296)
Proceeds from sales of investment securities	51,304,485
Net purchases of short-term investments securities	(570)
Amortization of premium and accretion of discount on investments, net	(1,506,966)
Amortization of deferred financing costs	75,160
Net realized (gain) on:
Investments	(394,040)
Net change in unrealized (appreciation)/depreciation on:
Investments	(1,796,798)
(Increase)/Decrease in assets:
Receivable for fund shares sold	1,664,681
Dividends and interest receivable	(2,716,128)
Prepaid expenses	36,943
Increase/(Decrease) in liabilities:
Management fee payable	110,855
Payable for excise tax	71,213
Payable for fund accounting and administration fees	4,498
Incentive fee payable	481,678
Payable for audit and tax services	(50,100)
Payable to trustees	36,922
Accrued interest expense	(21,514)
Other accrued expenses	(38,434)
Net cash used in operating activities	$(95,923,488)
See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	11

Flat Rock Enhanced Income Fund	Statement of Cash Flows
For the six months ended June 30, 2025 (Unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$135,388,908
Cost of shares repurchased	(18,880,685)
Distributions paid (net of reinvestments)	(19,782,084)
Decrease in dividends payable on redeemable preferred stock	(3,164)
Borrowings on line of credit	35,364,000
Payments on line of credit	(36,097,000)
Net cash provided by financing activities	95,989,975
Net increase/(decrease) in cash	66,487

Cash, beginning of period	$—
Cash, end of period	$66,487
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$4,265,611
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on line of credit:	$48,971
Cash paid for dividends on mandatorily redeemable preferred stock:	$405,795
See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Financial Highlights

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024	For the Period Ended December 31, 2023*(a)
Per Share Operating Performance
Net asset value, beginning of period	$21.69	$21.40	$20.00
Income/(loss) from investment operations:
Net investment income(b)	1.02	2.41	2.55
Net realized and unrealized gains/(losses) from investments	0.08	0.40	0.25
Total income/(loss) from investment operations	1.10	2.81	2.80
Less distributions:
Net investment income	(1.04)	(2.52)	(1.40)
Total distributions	(1.04)	(2.52)	(1.40)
Net asset value, end of period	$21.75	$21.69	$21.40
Total return(c)	5.26%(d)	13.86%	14.35%(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$548,874	$426,434	$176,888
Ratios To Average Net Assets (including interest on line of credit and dividends on redeemable preferred stock)
Ratio of expenses to average net assets including fee waivers	3.66%(e)(f)	4.25%	3.68%(e)(g)
Ratio of expenses to average net assets excluding fee waivers	3.67%(e)	4.25%	3.79%(e)
Ratio of net investment income to average net assets including fee waivers	9.45%(e)	11.13%	12.17%(e)
Ratio of net investment income to average net assets excluding fee waivers	9.44%(e)	11.13%	12.06%(e)
Ratios To Average Net Assets (excluding interest on line of credit and dividends on redeemable preferred stock)
Ratio of expenses to average net assets including fee waivers	3.45%(e)(f)	3.93%	3.54%(e)(g)
Ratio of expenses to average net assets excluding fee waivers	3.46%(e)	3.93%	3.65%(e)
Ratio of net investment income to average net assets including fee waivers	9.66%(e)	11.45%	12.31%(e)
Ratio of net investment income to average net assets excluding fee waivers	9.65%(e)	11.45%	12.20%(e)
Portfolio turnover rate	10%(d)	27%	2%(d)
Line of Credit:
Aggregate principal amount, end of period (000s):	$4,345	$5,078	$—
Assets Coverage, end of period per $1,000:(h)	127,324	84,977	—
Redeemable Preferred Stock:
Liquidation value, end of period (000s):	$10,000	$10,000	$10,000
Asset coverage, end of period per share:(i)	55,886	43,647	18,705

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)    For the period January 3, 2023 (commencement of operations) to December 31, 2023.

(b)    Based on average shares outstanding during the period.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2025	13

Flat Rock Enhanced Income Fund	Financial Highlights

(c)    Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)    Not annualized.

(e)    Annualized.

(f)    The ratio of expenses to average net assets including fee waivers includes $19,846 in voluntary advisory waivers representing (0.01)%. For the period from January 1, 2025 to June 30, 2025, the Adviser voluntarily agreed to fully waive the management fee for the Fund. This voluntary waiver is not subject to recoupment.

(g)        The ratio of expenses to average net assets including fee waivers includes $101,463 in voluntary advisory waivers representing (0.11)%. For the period from January 3, 2023 to April 30, 2023, the Adviser voluntarily agreed to fully waive the management fee for the Fund. This voluntary waiver is not subject to recoupment.

(h)        Calculated by subtracting the Fund’s total liabilities (excluding the Line of Credit and accumulated unpaid interest on Line of Credit) from the Fund’s total assets and dividing by the outstanding Line of Credit balance.

(i)    Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock.

See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
1. ORGANIZATION

Flat Rock Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on April 19, 2022 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to January 3, 2023, other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights is the information utilized for the day-to-day management of the Fund. Due to the significance of oversight and its role, the Adviser is deemed to be the Chief Operating Decision Maker.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Semi-Annual Report | June 30, 2025	15

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Trustees who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund primarily invests in junior debt tranches of CLOs. In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended December 31, 2023, or expected to be taken in the Fund’s December 31, 2024 year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns

16	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the six months ended June 30, 2025, the Fund did not incur any interest or penalties.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the

Semi-Annual Report | June 30, 2025	17

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Debt	$—	$—	$536,673,316	$536,673,316
Feeder Fund Investment – Debt	—	—	30,432,800	30,432,800
Feeder Fund Investment – Equity	—	—	2,583,668	2,583,668
Short-Term Investments	686	—	—	686
Total	$686	$—	$569,689,784	$569,690,470

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2025:

	Balance as of December 31, 2024	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales/ Paydown	Balance as of June 30, 2025
Collateralized Loan Obligations Debt	$445,397,170	$394,040	$1,501,412	$1,802,352	$139,882,827	$(52,304,485)	$536,673,316
Feeder Fund Investment – Debt	—	—	5,554	(5,554)	30,432,800	—	30,432,800
Feeder Fund Investment – Equity	—	—	—	—	2,583,668	—	2,583,668
Total	$445,397,170	$394,040	$1,506,966	$1,796,798	$172,899,295	$(52,304,485)	$569,689,784

The net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2025 was as follows:

Net Change in Unrealized Appreciation (Depreciation)
Collateralized Loan Obligations Debt	$1,802,352
Feeder Fund Investment – Debt	(5,554)
Total	$1,796,798

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2025:

Assets	Fair Value at June 30, 2025	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Collateralized Loan Obligations Debt	$377,345,116	Market Quotes	NBIB(1)	97.12 – 102.15/ 101.28	Increase
	68,200,000	Recent transaction	Transaction Price	100.00 – 100.00/ 100.00	Increase
	91,128,200	Yield Analysis	Discount Margin	7.50% – 8.00%/ 7.78%	Decrease
Feeder Fund Investment – Debt	30,432,800	Recent Transaction	Transaction Price	98.50 – 100.00/ 99.07	Increase
Feeder Fund Investment – Equity	2,583,668	Recent Transaction	Transaction Price	92.50 – 92.50/ 92.50	Increase

(1)    The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt investments. These prices are non-binding and may not be determinative of fair value. Each price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)    Weighted averages are calculated based on fair value of investments.

(3)    The impact on fair value measurement of an increase in each unobservable input is in isolation.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of net assets), paid monthly in arrears, calculated based on the average daily value of net assets during such period. Prior to February 28, 2025, the management fee was calculated and payable monthly in arrears at the annual rate of 1.375% of the Fund’s average daily total assets during such period.

In addition to the management fee, the Adviser is entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as

Semi-Annual Report | June 30, 2025	19

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

commitment, origination, structuring, diligence and consulting fees or other fees that the Fund received from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Adviser and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment program), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%);

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0588%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0588%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.0588% in any calendar quarter; and

•     15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.0588% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the six months ended June 30, 2025, the Adviser earned $3,450,579 in management fees and $4,159,827 in incentive fees, and voluntarily waived $19,846 in management fees. The Adviser paid all expenses incurred in connection with the organization, offering, and initial registration of the Fund. Such expenses are not subject to repayment by the Fund to the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, Ultimus receives fees from the Fund for these services.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund. Under the terms of a Distribution Agreement, the Distributor receives fees from the Fund for these services.

Ultimus, U.S. Bank N.A. and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of February, May, August and November. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the six months ended June 30, 2025, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the repurchase pricing dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 10, 2025	April 11, 2025
Repurchase Request Deadline	February 14, 2025	May 16, 2025
Repurchase Pricing Date	February 14, 2025	May 16, 2025
Amount Repurchased	$5,300,761	$13,579,924
Shares Repurchased	245,292	630,159
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2025, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$172,899,295	$52,304,485

Semi-Annual Report | June 30, 2025	21

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
7. TAXES

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2025, was as follows:

Gross Unrealized Appreciation	$9,473,925
Gross Unrealized Depreciation	(1,822,733)
Net Unrealized Appreciation on Investments	$7,651,192
Tax Cost	$562,039,278

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund for the fiscal year ended December 31, 2024, was as follows:

Distributions paid from:
Ordinary Income	$33,517,221
Long-Term Capital Gain	—
Total	$33,517,221

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$2,392,028
Undistributed Long-Term Capital Gains	30,899
Unrealized Appreciation	5,854,394
Total	$8,277,321
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (global market risk) or failure or inability of the other party to a transaction to perform (credit risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

CLO Risk: Investments in CLOs carry risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors.

Semi-Annual Report | June 30, 2025	23

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events, imposition of tariffs and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, the European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel-Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk: The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Senior secured loans of issuers that underlie the CLOs in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

24	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Adviser determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.
9. LINE OF CREDIT

On September 6, 2024, the Fund entered into a Loan Agreement with U.S. Bank National Association (“U.S. Bank”), pursuant to which the U.S. Bank agreed to provide the Fund with a Line of Credit with an uncommitted amount of $20,000,000. This Loan Agreement will expire on September 5, 2025.

On May 13, 2025, the Line of Credit was upsized to an amount of $27,000,000.

Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate. The principal amounts under the Agreement are collateralized by a perfected, first priority security interest in the assets of the Fund. The Fund agrees to pay fees to U.S. Bank for administering the obligations of the Fund under the Agreement as well as reasonable out-of-pocket expenses related to the Agreement, including reasonable attorneys’ fees, documentation fees, and other legal expenses. The maximum amount outstanding during the six months ended June 30, 2025 was $15,000,000. The average

Semi-Annual Report | June 30, 2025	25

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)

balance and weighted average interest rate, based on the number of days outstanding, for the six months ended June 30, 2025 was $5,584,929 and 7.50%, respectively. The interest rate and balance outstanding as of June 30, 2025 was 7.50% and $4,345,000, respectively.
10. MANDATORILY REDEEMABLE PREFERRED STOCK

At June 30, 2025, the Fund had issued and outstanding 1,000 shares of Series A Term Preferred Shares. The Series A Term Preferred Shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,000 of Series A Term Preferred Shares on November 7, 2023. The Series A Term Preferred Shares are entitled to a dividend at a rate of 3 month SOFR + 3.75% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on November 9, 2023.
Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value of Preferred Shares	Estimated Fair Value as of June 30, 2025
Series A	November 9, 2025	3M SOFR + 3.75%	1,000	$10,000,000	$54,012	$9,945,988	$10,017,148

The following table summarizes the valuation techniques and unobservable inputs used for the valuation of the Fund’s outstanding Preferred Shares:
Assets	Fair Value as of 6/30/25	Valuation Techniques	Unobservable Inputs	Range/Weighted Average(1)	Impact to Valuation from an Increase in Input(2)
Floating Rate Series A Cumulative Term Preferred Shares Due 2025	$10,017,148	Income Approach (Discounted Cash Flow Model)	Discount Rates	7.13% – 8.00%/7.71%	Decrease

(1)    Weighted averages are calculated based on fair value of investments.

(2)    The impact on fair value measurement of an increase in each unobservable input is in isolation.
11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was first applied to the reinvestment of cash distributions paid on or after May 9, 2023.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

26	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2025 (Unaudited)
12. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2025, the Fund paid the Line of Credit in full on July 3, 2025.

On August 20, 2025, the Fund executed an extension of its Loan Agreement with U.S. Bank. As a result, the maturity date of the Fund’s Line of Credit was extended to September 4, 2026.

Subsequent to June 30, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 29, 2025	July 28, 2025	July 30, 2025	$0.1675
August 28, 2025	August 27, 2025	August 29, 2025	$0.1675

On July 11, 2025, the Fund commenced a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	July 11, 2025
Repurchase Request Deadline	August 15, 2025
Repurchase Pricing Date	August 15, 2025
Amount Repurchased	$12,311,049
Shares Repurchased	561,123

Semi-Annual Report | June 30, 2025	27

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2025 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE	Rev. Oct. 2022
FACTS	WHAT DOES FLAT ROCK ENHANCED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Enhanced Income Fund chooses to share; and whether you can limit this sharing.

28	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2025 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Enhanced Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

Semi-Annual Report | June 30, 2025	29

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2025 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Enhanced Income Fund
WHAT WE DO
How does Flat Rock Enhanced Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Enhanced Income Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

30	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2025 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Enhanced Income Fund doesn’t jointly market.

Semi-Annual Report | June 30, 2025	31

Flat Rock Enhanced Income Fund	Renewal of Investment Advisory Agreement
June 30, 2025 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of Flat Rock Enhanced Income Fund (the “Fund”) held on February 28, 2025, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Flat Rock Global, LLC (the “Adviser”), considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Adviser was formed in 2016 and manages over $1.3 billion in assets across three interval funds. The Board remarked on the rapid growth of the Fund since inception in January 2023, noting that it had $458 million in assets as of December 31, 2024. The Board considered the qualifications of the key personnel servicing the Fund, in particular, the qualifications of certain newly hired personnel. The Board discussed the Adviser’s robust investment and due diligence process, and the Adviser’s expertise related to investing in the junior debt and equity tranches of collateralized loan obligations. The Board reviewed the Adviser’s compliance program, and discussed the results of the Adviser’s recent third party cybersecurity audit. The Board discussed the Adviser’s financial condition, noting that the Adviser’s assets under management have continued to increase since it commenced operations. The Board considered the Adviser’s assertion that the proposed change in calculation method for the Adviser’s base management fee (calculation based on net assets rather than gross assets) would not impact the nature, quality and extent of services provided by the Adviser. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement.

Performance. The Fund Board reviewed the performance of the Fund, noting that for the one year, and since inception periods, the Fund returned 13.76% and 14.14%, respectively. The Board noted that the Fund underperformed its peer group for the one year and since inception periods. The Board discussed the Fund’s performance relative to peers, and considered the differences between the peer group and the Fund that contributed to the peer group’s outperformance. The Board considered that the Fund outperformed the Bloomberg U.S. Corporate High Yield Index benchmark indices for the one year and since inception periods. The Board considered that the Fund underperformed the S&P BDC Total Return Index, for the one year and since inception periods. The Board considered the overall positive performance of the Fund and the lack of similar peers, noting that the Fund had generally maintained steady growth and reasonable volatility since inception.

Fees and Expenses. The Board reviewed the fees and expenses of the Fund, noting that the Adviser’s proposed base management fee was higher than the peer group average, and the Fund’s expense ratio lower than the peer group average. The Board considered the expertise and specialized knowledge required to manage the Fund, and the fact that the Adviser performed all diligence on potential investments in-house. The Board considered the incentive fees charged by the Adviser to the Fund. The Board discussed that the incentive fee was only payable if the Fund’s return exceeded an annualized hurdle rate of 6.0%. Based on the foregoing, the Board agreed that the fees and expenses of the Fund were not unreasonable given the size of the Fund and the expertise required to manage the Fund.

32	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Renewal of Investment Advisory Agreement
June 30, 2025 (Unaudited)

Profitability. The Board noted that the Adviser profited from its relationship with the Fund during 2024. The Board considered that the change in calculation method for the base management fee was not expected to impact the Adviser’s profitability. The Board considered the overall performance and fee structure of the Fund in relation to the Fund’s profitability. The Board also considered the skill and expertise required to manage the Fund. After deliberations, the Board concluded that the Adviser’s profits were not unreasonable in light of the services provided by the Adviser.

Economies of Scale. The Board discussed that the Fund was not yet experiencing economies of scale. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Semi-Annual Report | June 30, 2025	33

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Enhanced Income Fund.

(b)       Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Companies.

Not applicable to Registrant.

Item 6. Investments.

(a)       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)       Not applicable to Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable to Registrant.

(b)       Not applicable to Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable to semi-annual report.

(b)       Not applicable to Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)(1)	Not applicable to semi-annual report.
(a)(2)	Not applicable to Registrant.
(a)(3)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Enhanced Income Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/2/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/2/2025
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	9/2/2025